声　　明

我公司是拥有建筑工程施工总承包贰级资质的建筑施工企业，公司股东为：张新林、王元孔、贾振华，法人代表为：张新林，总经理为：张新林。

在 2009----2011 年中，我公司承接了寿光市豪源化工有限公司的溴素井新建、整改加深工程、溴素井配套输送渠的新建、整改维修工程、分厂扩建工程以及寿光市裕鑫化工有限公司线路管道改造工程、污水处理剂生产线工程、库棚及厂区地面翻新工程。目前，双方合作良好，所承担工程已经完工。

我公司股东贾振华先生在 2010 年和 2011 年中，从未接受过任何人的当面或者电话采访，更没有谈过与寿光市豪源化工有限公司、寿光市裕鑫化工有限公司有关的工程方面的问题。如果有人假冒我公司或以贾振华先生的名义，对外散布一些不真实的信息，我公司将向司法机关报案，让散布谣言者受到法律的制裁。

特此声明！

寿光圣坤建筑安装有限公司

二０一一年十一月三日